Exhibit 99

Citigroup Financial Services Conference January 30, 2008

Disclaimer This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may,"or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Top 20 US-based Bank Holding Company $9.3 billion market capitalization $65 billion total assets Over 700 branches in seven states / District of Columbia Over 1,600 ATMs across retail bank footprint Over 1.8 million retail customers Over 150,000 commercial customers M&T Bank Corporation - Overview

M&T Bank Corporation 2007 Results & Operating Philosophy Investments/Initiatives Shareholder Focus = Long Term Performance

M&T Bank Corporation - Earnings Per Share Summary (1) Excludes merger-related costs and amortization expense associated with intangible assets. *Intangible Amortization net of tax: Dec. 2006 YTD =$38MM, Dec. 2007 YTD = $40MM Merger-related costs net of tax: Dec. 2006 YTD = $3MM, Dec. 2007 YTD = $9MM ($ in millions, except EPS)

After-tax CDO "OTT" Impairment of $78 million (wrote off 96%) Retained $883 million of Alt-A loans in the first quarter of 2007 Change of accounting policy - more conservative approach to recognition of NPLs and NCOs on residential mortgages Loans move to non-performing at 90 days past due versus 180 days Loans charged off at 150 days rather than at foreclosure Increased loan loss allowance Mortgage Market Turmoil

Strong loan growth in second half Attractively Priced Acquisitions Partners Trust First Horizon Mid-Atlantic Franchise 17% dividend increase; 18% CAGR since 1983 Top tier efficiency ratio High regulatory capital generation rate Continued progress in Mid-Atlantic markets 2007 Summary

Operating Philosophy Consistent and conservative philosophy Longstanding culture - developed through history of very high insider ownership Shareholder oriented decision making Diverse business mix and geography

M&T Bank Corporation - Key Ratios (1) Excludes amortization related to intangible assets and merger-related expenses. (2) Excludes gain/loss on sale of securities.

Net Interest Margin Source: SNL Interactive. Note: Top 50 banks based on asset size as of September 30, 2007. * Top 50 median for those banks that have reported by Jan. 28, 2008. estimated*

M&T Bank Corporation - Capital Generation Source: SNL Interactive

Consistent Credit Culture - What we do? Operate Community Banking business model Have the resources and product set of a super-regional 14-region banking footprint Regional presidents / credit officers

Consistent Credit Culture - How we do it? Relationship lender, not a transaction lender "We make loans that we understand" Prudent underwriting standards Senior Loan Committee in Buffalo 6 regional Managers Loan Committees NYC CRE Mortgage Committee Underwrite our own consumer loans

Consistent Credit Culture - How we do it? - Cont. Little appetite for syndicated loans Small, niche-focused investment banking capability Don't tighten and loosen credit standards through cycles Disciplined pricing approach

Investment Securities - Portfolio Composition

% of FY 2007 Portfolio incl. acq. excl. acq. Commercial and Industrial 13.1 $ 27% 12% 10% Commercial Real Estate Owner Occupied CRE 5.0 10% Investor CRE 10.5 22% 13% 11% Res. Cons.& Development 1.9 4% Residential Real Estate 6.2 13% 4% 1% Consumer 11.3 24% 14% 7% Total Loans 48.0 $ 100% 12% 8% % Growth 2007 vs. 2006 M&T Bank Corporation - As at Loans ($ in billions)

Industry Focus Loan Portfolios Auto Floor Plan $2.4 billion portfolio (5% of total loans) NPLs down $20 million linked quarter Residential builder / developer loans About $1.85 billion outstanding1 (3.9% of total loans) Completed focused reviews in May, and November 2007 Quarterly reviews going forward Residential mortgages $1.2 billion of Non-Agency loans held for Investment (2.5% of total loans) (1) Excludes approximately $400 million of construction loans to individuals

As of December 31, 2007 NPL Size # of Credits % $ Total % >$15.0 MM 2 0.0% $68,275 15.3% $5 to $15 MM 2 0.0% 14,675 3.3% $1 to $5 MM 26 0.2% 59,511 13.3% < $1 MM 13,626 99.8% 304,705 68.1% TOTAL 13,656 100% $ 100% Granularity of Non-Performing Loans 447,166

Consumer Credit Weighted Average Weighted Average FICO Score Loan to Value (LTV) HELOC 751 66% HELOANS 739 68% Indirect Auto 732 110% Non-Agency Mortgages In portfolio 703 74%

Consumer Loans - 30-89 day Delinquency EOP Trend1 Note: Computed from loan and delinquency balances as reported in FRY9C

1-4 Family Second Lien 0.04% 0.90% 0.35% - 10 20 30 40 50 2002 2003 2004 2005 2006 2007 NCO ($ millions) 0.00% 0.25% 0.50% 0.75% 1.00% NCO to Avg Loans % Net Charge-Offs excl. policy change As reported HELOCs 0.08% 0.11% 0.09% - 10 20 30 40 50 2002 2003 2004 2005 2006 2007 NCO ($ millions) 0.00% 0.25% 0.50% 0.75% 1.00% NCO to Avg Loans % Net Charge-Offs excl. policy change As reported Consumer Loans - Net Charge Off Ratios Note: Computed from loan and net charge-off balances as reported in FRY9C. EOP loan balances used to compute average loan balances. Note: Other Consumer charge-offs are not impacted by the policy change

Most Recent HELOC FICO Rescore M&T has no true wholesale home equity business Any loans referred through brokers are underwritten by M&T according to our established loan policies & product guidelines No correspondent home equity business

Historical Credit Cycle - Annual Trend, 1991-2007 Source: SNL Financial Note: Top 50 banks based on asset size as of September 30, 2007. * Top 50 median for those banks that have reported by Jan. 28, 2008. Estimated* Estimated*

Reserve Levels Note: Top 50 banks based on asset size on September 30, 2007. * Top 50 median for those banks that have reported by Jan. 28, 2008. Source: SNL Interactive estimated*

Economically Diverse Footprint

M&T Bank Corporation 2007 Results & Operating Philosophy Investments/Initiatives Shareholder Focus = Long Term Performance

Operating Efficiency Ratio Note 1: Ratio excludes amortization expense associated with intangible assets, merger-related expenses, and G/L on investment securities. Note 2: Top 50 banks based on asset size as of September 30, 2007. * Top 50 median for those banks that have reported by Jan. 28, 2008. Source: SNL Interactive estimated*

Initiatives Partners & First Horizon Core Franchise 2008 Planned Growth in Operating Expenses 29% of growth 33% of growth 38% of growth

Investments/Initiatives Segmented growth strategy Region's Growth Profile and M&T's Share Investments & Initiatives Vary by Market

Strengthens M&T's Market Position in Upstate NY Partners Trust branches M&T Bank Corporation branches Syracuse Utica-Rome Binghamton

Distribution Network - Baltimore Washington International Airport International Airport International Airport

Metro Markets Focused on Commercial Business lines (Middle Market, Healthcare, Real Estate, Business Banking). Opened Saddle Brook office in Bergen County, NJ in December 2007. Continued investments in these markets.

M&T Bank Corporation 2007 Results & Operating Philosophy Investments/Initiatives Shareholder Focus = Long Term Performance

M&T Bank Corporation - Consistent Performance Consistent Growth in Net Operating Earnings 19% CAGR since 1983 9% CAGR over past 10 years Consistent Growth in Dividends 18% CAGR since 1983 Ranked in top 10 of Top 50 banks for 10 year stock price performance

Return of Capital to Shareholders Cumulative Capital Retained, Dividends and Share Repurchases 1983 - 2007 $2.6 Billion $2.0 Billion $1.1 Billion Share Repurchases Dividends Capital Retained 3244.2 1505.9 2018.4 $3.2 Billion $2.0 Billion $1.5 Billion

What Makes M&T Unique?* Management's Interest aligned with Shareholders' Interests Over 50% Ownership between AIB, M&T Insiders and Warren Buffett AIB Berkshire Hathaway- Warren Buffett Other Shareholders M&T Management, Directors and Employees * As of 2/28/07. Includes options & deferred bonus shares. 48.1% 21.4% 6.1% 24.4%

21.8% Annual rate of return since 1980* 18th best return of the entire universe of over 800 U.S. based stocks that have traded publicly since 1980 $3,979 invested in M&T in 1980 would be worth $1 million today M&T Bank Corporation... a solid investment *CAGR calculated assuming reinvestment of dividends through December 31, 2007. Source: IDC & Factset

Appendix

Reconciliation of GAAP and Non-GAAP Results of Operation * Excludes gain/loss on sale of securities.

Reconciliation of GAAP and Non-GAAP Results of Operation